                                                                 EXHIBIT 10.1(c)

                              LENDER CONSENT LETTER

                      CHARTER COMMUNICATIONS OPERATING, LLC
                   CREDIT AGREEMENT DATED AS OF MARCH 18, 1999
                                 THIRD AMENDMENT


To:      The Chase Manhattan Bank, as Administrative Agent
         270 Park Avenue
         New York, New York 10017

         Bank of America, N.A., as Administrative Agent
         901 Main Street
         Dallas, Texas 75202


Ladies and Gentlemen:

                  Reference is made to the CREDIT AGREEMENT, dated as of March 18, 1999, as amended by the First Amendment dated as of June 28, 1999 and the Second Amendment dated as of December 14, 1999 (the "Credit Agreement"), among CHARTER COMMUNICATIONS OPERATING, LLC (the "Borrower"), CHARTER COMMUNICATIONS HOLDINGS LLC, the Lenders parties to the Credit Agreement, the Documentation Agents and Syndication Agents named therein and THE CHASE MANHATTAN BANK and BANK OF AMERICA, N.A., as Administrative Agents (in such capacity, the "Administrative Agents").

                  The Borrower has requested amendments to the Credit Agreement on the terms described in the Third Amendment to the Credit Agreement in the form attached hereto as Exhibit A (the "Third Amendment").

                  Pursuant to Section 10.1 of the Credit Agreement, the undersigned Lender hereby consents to the execution by the Administrative Agents of the Third Amendment.


                              Very truly yours,

                              --------------------------------------------------
                              (NAME OF LENDER)


                              By
                                ------------------------------------------------
                                Name:
                                Title:




Dated as of February 24, 2000


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                                                                       EXHIBIT A

                  THIRD AMENDMENT, dated as of February 24, 2000 (this "Third Amendment"), to the CREDIT AGREEMENT, dated as of March 18, 1999, as amended by the First Amendment dated as of June 28, 1999 and the Second Amendment dated as of December 14, 1999 (the "Credit Agreement"), among CHARTER COMMUNICATIONS OPERATING, LLC (the "Borrower"), CHARTER COMMUNICATIONS HOLDINGS LLC, the Lenders parties to the Credit Agreement, the Documentation Agents and Syndication Agents named therein and THE CHASE MANHATTAN BANK and BANK OF AMERICA, N.A., as Administrative Agents (in such capacity, the "Administrative Agents"). Terms defined in the Credit Agreement shall be used in this Third Amendment with their defined meanings unless otherwise defined herein.


                              W I T N E S S E T H :

                  WHEREAS, the Borrower wishes to amend the Credit Agreement in the manner set forth herein; and

                  WHEREAS, each of the parties hereto is willing to enter into this Third Amendment on the terms and subject to the conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION I.        AMENDMENTS TO CREDIT AGREEMENT.

                  1. Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

                  "Qualified Indebtedness": (a) with respect to a Qualified Parent Company, any Indebtedness (i) which is issued in a Rule 144A private placement or registered public offering, (ii) which is not held by any member of the Charter Group and (iii) as to which 100% of the Net Cash Proceeds thereof are used by such Qualified Parent Company to make Investments in one or more of its Subsidiaries engaged substantially in businesses of the type described in Section 7.14(a) and/or to refinance other Qualified Indebtedness or Indebtedness of the Borrower and (b) with respect to an Affiliate of the Borrower, any Indebtedness as to which 100% of the Net Cash Proceeds thereof were contributed to the Borrower.

                  "Qualified Parent Company": Charter Communications Holding Company, LLC or any of its direct or indirect Subsidiaries, in each case provided that the Borrower shall be a direct or indirect Subsidiary of such Person.

                  2. Section 2.1(c). Section 2.1(c) of the Credit Agreement is hereby amended by changing the amount "$500,000,000" contained in clause (iv)(w) of the penultimate sentence thereof to the amount "$1,000,000,000".

                  3. Section 7.1(a). Section 7.1(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                           (a) Consolidated Leverage Ratio. Permit the
         Consolidated Leverage Ratio determined as of the last day of any fiscal quarter of the Borrower ending during any period set forth below to exceed the ratio set forth below opposite such period:



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
                         Period                     Consolidated Leverage Ratio
                         ------                     ---------------------------
                  04/01/99 - 12/31/01                       5.00 to 1.0
                  01/01/02 - 12/31/02                       4.50 to 1.0
                  01/01/03 - 06/30/03                       4.25 to 1.0
                  07/01/03 and thereafter                   4.00 to 1.0"

                  4. Section 7.6(b). Section 7.6(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "(b) the Borrower may make distributions (directly or indirectly) to any Qualified Parent Company or any Affiliate of the Borrower for the purpose of enabling such Person to make scheduled interest payments in respect of its Qualified Indebtedness, provided that (i) no Default or Event of Default shall have occurred and be continuing or would result therefrom, (ii) each such distribution shall be made on a Threshold Transaction Date (except in the case of any distribution made for the purpose of paying interest on (x) Qualified Indebtedness as to which 100% of the Net Cash Proceeds thereof were contributed to the Borrower as a capital contribution, (y) Qualified Indebtedness incurred to refinance such Qualified Indebtedness or
         (z) the Senior Notes or any Indebtedness incurred to refinance the Senior Notes) and (iii) each such distribution shall be made no earlier than three Business Days prior to the date the relevant interest payment is due;"

                  5. Section 7.6(c). Clause (i) of Section 7.6(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

         "(i) the Borrower may make distributions to Charter Holdings to be used to repurchase, redeem or otherwise acquire or retire for value any Equity Interests of Charter Holdings or Charter Communications Inc. held by any member of management of Charter Holdings, the Borrower or any of its Subsidiaries pursuant to any management equity subscription agreement or stock option agreement in effect as of the Stage One Closing Date, provided that the aggregate amount of such distributions shall not exceed $10,000,000 in any fiscal year of the Borrower"

         SECTION II.       MISCELLANEOUS.

                  1. No Change. Except as expressly provided herein, no term or provision of the Credit Agreement shall be amended, modified or supplemented, and each term and provision of the Credit Agreement shall remain in full force and effect.

                  2. Effectiveness. This Third Amendment shall become effective as of the date hereof upon receipt by the Administrative Agents of
(a) counterparts hereof duly executed by Holdings and the Borrower and
(b) consent letters authorizing the Administrative Agents to enter into this Third Amendment from the Required Lenders.

                  3. Counterparts. This Third Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  4. Governing Law. THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
                  IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

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                                                                               3

                                 CHARTER COMMUNICATIONS HOLDINGS LLC

                                 By:
                                    -------------------------------------------
                                    Name: Eloise A. Engman
                                    Title: Vice President


                                 CHARTER COMMUNICATIONS OPERATING, LLC

                                 By:
                                    -------------------------------------------
                                    Name: Eloise A. Engman
                                    Title: Vice President


                                 THE CHASE MANHATTAN BANK,
                                    as an Administrative Agent

                                 By:
                                    -------------------------------------------
                                    Name:
                                    Title:


                                 BANK OF AMERICA, N.A., as an Administrative
                                 Agent

                                 By:
                                    -------------------------------------------
                                    Name:
                                    Title: